Exhibit 99.1

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FRANKLIN ELECTRIC 2 Topics - Financial Performance - Market & Manufacturing Footprint - Water & Fueling Growth Initiatives

9 mos. 2011% +(-) Prior Year Sales $634 M + 18% Operating Income1 $78.6 M + 34% EPS1 $2.19 + 45% Financial Performance Summary – 9 mos. YTD 2011 FRANKLIN ELECTRIC 1 After non-GAAP adjustments. 2 LTM Operating income after non-GAAP adjustments ÷ (net debt + equity) 3 LTM ROIC2 Net Debt/Book Capitalization Sept 2011 19.1% 6.3%

FRANKLIN ELECTRIC 4 % of YTD 2011 Sales 100% 16% Latin America 13% Mid East/Africa 8% Asia/Pacific 13% Europe 6% Canada 44% United States 56% International 37% in Developing Regions Sales by Global Region

FRANKLIN ELECTRIC Water Systems Low-Cost Manufacturing Base 2003 2010 0% 10% 20% 30% 40% 50% 60% 70% 100% 2004 2005 2006 2007 2008 2009 % of Manufacturing in Low Cost Regions (Headcount) 80% 90% 13% 20% 31% 35% 42% 52% 60% 65% 2011E 70% 5

FRANKLIN ELECTRIC 6 State of the Art Manufacturing Facilities Linares, Mexico Brno, Czech Republic Suzhou, China Joinville, Brazil New Factories in Low-Cost Regions Upgraded and Expanded Factories Izmir, Turkey Johannesburg, South Africa

FRANKLIN ELECTRIC % of YTD 2011 Sales Water Systems 80% Fueling Systems 20% 7 Global Reporting Segments Water Systems 9 mos. YTD 2011% +(-) Prior Sales + 14% Operating Income1 + 25% Fueling Systems 9 mos. YTD 2011% +(-) Prior Sales + 35% Operating Income1 + 33% 1 After non-GAAP adjustments

FRANKLIN ELECTRIC 1 Source: Franklin Management Estimates 2 R&LC = Residential and Light Commercial 3 < 2 horsepower 8 Water Pumping Applications Addressable Market1 Approximate % FE 1. Groundwater Pumping Systems (Global) $2.7 B ± 20% 2. R&LC2 Water/Wastewater Pumping Systems (Western Hemisphere)3 $1.6 B ± 15% Total $4.3 B ± 18% Estimated FE Market Rank1 #1 #2 Water Systems Strategic Focus

- Pump Types - Flow Ratings - Horsepower Ratings - Voltage Ratings - Materials of Construction 30,000 SKUs Job Change Flexibility Short Lead Time High Order Fill Rates 70%+1 Emergency Replacement Purchases 9 Right SKU Right Price Right Time FRANKLIN ELECTRIC WATER SYSTEMS Channel Management Non-Discretionary Non-Deferrable Availability Durability Network of Best Local Distributors Strong Brand Franchise World Class Manufacturing 1 Franklin management estimate Groundwater Products Franklin Manufacturing Facilities R&LC Products 22,000 Distributors Installing Contractors End Users: Households, Businesses, & Farms

FRANKLIN ELECTRIC Water Systems Product Line Extensions and Geographic Expansion Motors, Controls and Drives 1990s Motors, Pumps, Drives and Controls 2004 Franklin Submersible Motor 1950s Developing Regions 10 Adjacent Pumping Systems 2006 Packaged Systems

FRANKLIN ELECTRIC Water Withdrawals by Region1 US/Canada Western Europe Latin America Eastern Europe2 Mideast/Africa Asia Pacific Total km3/year 700 400 350 200 400 2,100 4,150 1 Source UNESCO and management estimates 2 Russia, Ukraine, Belarus 74% in Developing Regions 11 Water Systems Growth in Developing Regions

 US/Canada Western Europe Latin America Eastern Europe2 Mideast/Africa Asia Pacific Total km3/year 700 400 350 200 400 2,100 4,150 % Withdrawals for Agriculture Use 40% 20% 90% 70% 80% 90% Growth Trend Flat Flat Growing Growing Growing Growing 1 Source UNESCO and management estimates 2 Russia, Ukraine, Belarus 12 FRANKLIN ELECTRIC Water Withdrawals by Region1 Water Systems Growth in Developing Regions

Water Systems Sales in Developing Regions FRANKLIN ELECTRIC $48M 2003 2010 $0 $50 $75 $100 $125 $150 $175 $200 $225 2004 2005 2006 2007 2008 2009 $55M $77M $94M $135M $204M $188M $228M 12% Share of Addressable Market % of Total Franklin Water Sales 16% 40% $25 13 2011E $270M $250 $275 $48M Base $98M Acquisitions $124M Organic

Water Systems - Extend Product Lines to Include More Packaged Systems FRANKLIN ELECTRIC Franklin Motor Brand “X” Pump Brand “Y” Drive & Control + + Installation 14

Franklin Prepackaged Motor, Pump, Drive & Control Contractor benefit: - Simplified installation - Performance guarantee 15 Franklin benefit: - More revenue per installation Motor only $100-200/unit Motor, pump, electronic drive, ancillary equipment $500-800/unit Installation Water Systems - Extend Product Lines to Include More Packaged Systems FRANKLIN ELECTRIC

16 Perforations are made through the casing and cement, into the coal, so gas and water can flow into the well. Metal pipe with cement on outside isolates uphole formations from coal seam. Methane released from coal. Water Systems - Extend Product Lines to Include More Packaged Systems FRANKLIN ELECTRIC Coal Seam Natural Gas:

Coal Seam Natural Gas – Franklin System: (up to 1000 meters depth) Pump Motor Drive Telemetry Discharge head Ancillary equipment Significantly Lower Cost than Oil Field Pumping Systems 17 Water Systems - Extend Product Lines to Include More Packaged Systems FRANKLIN ELECTRIC

Other Product Development Initiatives: 18 Solar Groundwater Pumping Systems Water Pressure Boosting/Control Systems Water Systems - Extend Product Lines to Include More Packaged Systems FRANKLIN ELECTRIC

Fueling Systems Product Line Extensions and Geographic Expansion FRANKLIN FUELING SYSTEMS Growing motor vehicle sales Installation of new technologies International Expansion: 19 FE Petro Turbine and Drive 1990s FE Petro Turbine Pump 1980s Adjacent Products 2000s Franklin Submersible Motor 1960s

Annual Sales of Cars & Light Trucks FRANKLIN FUELING SYSTEMS Up 5.6x 20 North America 2000 2011 Fcst. 20 M 15.2 M 3 M 16.9 M China, India & Latin America Source: Scotiabank Group Global Auto Report

Fueling Systems Installation of New Technologies in International Markets FRANKLIN FUELING SYSTEMS US (175,000 stations) Rest of World (500,000 stations) Stations with pressure pumping technology 97% 23% Stations with vapor recovery systems 60-80% (on board) 17% Stations with fuel management systems 75% 36% 21 * Franklin management estimates

22 Adapt US Technologies to Needs of the International Market Inventory management Leak detection Inventory measurement Fraud prevention Low-cost Fueling Systems Growth FRANKLIN FUELING SYSTEMS

Fueling Systems International Sales Growth FRANKLIN FUELING SYSTEMS 2011E $0 $20 $40 $100 2005 $60 $80 $17 M $71 M % of Franklin Fueling Sales: 22% 42% 23

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